ACQUISITION OF BILLINGS REFINERY AND ASSOCIATED MARKETING & LOGISTICS ASSETS

The information contained in this presentation has been prepared to assist you in making your own evaluation of the company and does not purport to contain all of the information you may consider important. Any estimates or projections with respect to future performance have been provided to assist you in your evaluation, but should not be relied upon as an accurate representation of future results. Certain statements, estimates and financial information contained in this presentation constitute forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could cause actual events or results to differ materially from the results implied or expressed in such forward-looking statements. While presented with numerical specificity, certain forward-looking statements are based (1) upon assumptions that are inherently subject to significant business, economic, regulatory, environmental, seasonal and competitive uncertainties, contingencies and risks including, without limitation, our ability to maintain adequate liquidity, our ability to realize the potential benefit of our net operating loss tax carryforwards, our ability to obtain sufficient debt and equity financing, our capital costs and operating costs, anticipated commodity pricing, anticipated refinery closures, differentials or crack spreads, anticipated or projected pricing information related to oil, NGLs, and natural gas, our ability to realize the potential benefits of our supply and offtake agreements, assumptions related to our investment in Laramie Energy, LLC, Laramie Energy, LLC’s financial and operational performance and plans, including estimated production growth and Adjusted EBITDAX, our ability to meet environmental and regulatory requirements, our ability to increase refinery throughput and profitability, estimated production, our ability to evaluate and pursue strategic and growth opportunities, our estimates of anticipated Adjusted EBITDA, Adjusted Net income per share, and Adjusted earnings per share, the amount and scope of anticipated capital expenditures and turnaround activities, expectations related to our potential renewable fuels projects, other maintenance and growth capital projects, our retail store conversion, anticipated 10 year and next 12 months turnaround schedule and expenditures, including costs, timing, and benefits, anticipated throughput, production costs, on-island and export sales expectations in Hawaii, anticipated throughput and distillate yield expectations in Wyoming, our estimates related to the annual gross margin impact of changes in RINs prices, our expectations regarding RINs prices and related small refinery exemptions, estimates related to the impact of COVID-19 on our business, results of operations, financial position, and liquidity, the conflict between Russia and Ukraine and its potential impacts on the global crude oil market and our business, estimated impact on annual free cash flow of key drivers, expectations regarding Par Pacific’s posted market indices and the other metrics we utilize, (including free cash flow, Adjusted EBITDA, Adjusted Net income per share, and Adjusted earnings per share), estimates regarding our acquisition of the Billings refinery and associated logistics assets (the “Acquisition”), including the anticipated closing date, financing plan, ability to successfully integrate the Acquisition and realize the synergies and other benefits related to the Acquisition, and anticipated financial and operational results of the Acquisition and its effect on our earnings profile and profitability (including Adjusted EBITDA, Free Cash Flow and Adjusted Net Income), and other known and unknown risks (all of which are difficult to predict and many of which are beyond the company's control), some of which are further discussed in the company’s periodic and other filings with the SEC and (2) upon assumptions with respect to future business decisions that are subject to change. There can be no assurance that the results implied or expressed in such forward-looking statements or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements. Under no circumstances should the inclusion of the forward-looking statements be regarded as a representation, undertaking, warranty or prediction by the company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the company will achieve or is likely to achieve any particular results. The forward-looking statements are made as of the date hereof and the company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Recipients are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein. This presentation contains non-GAAP financial measures, such as Adjusted EBITDA and Adjusted Net Income (loss). Please see the Appendix for the definitions and reconciliations to GAAP of the non-GAAP financial measures that are based on reconcilable historical information. Forward-Looking Statements / Disclaimers 1

2 • Par Pacific to acquire 63,000 bpd ExxonMobil Billings refinery and associated marketing and logistics assets • Acquisition will enhance Par Pacific’s fully integrated downstream network in the upper Rockies and Pacific Northwest • $310 million base purchase price, plus hydrocarbon and other inventory to be valued at closing • Acquisition expected to be funded by cash on hand and existing credit lines, based on liquidity of approximately $495 million on September 30, 2022, along with new working capital facility for inventory • Expected to be immediately accretive to Adjusted Net Income and Free Cash Flow per share • $110 million in estimated midcycle Adjusted EBITDA contribution before synergies, including approximately $35 million of logistics contribution • Over $30 million in estimated annual overhead, operating costs, and commercial synergies • Transaction is expected to close in the second quarter of 2023 See Appendix for non-GAAP reconciliations. Transaction Overview Acquisition of Billings refinery and associated marketing & logistics assets

Par Pacific Strategic Impact

Acquisition will enhance our fully integrated downstream network

Strategic Rationale

- Increased scale and geographic diversification on the U.S. mainland
- Enhanced commercial visibility across eastern Washington and PADD IV
- Increases systemwide Western Canadian heavy crude exposure to approximately 20%
- Allows efficient access to alternative markets during periods of refinery outages and supply / demand imbalances
- Opportunity to produce renewable fuels in Billings and access Washington LCFS market, leveraging existing market position in Tacoma and Spokane
- Ability to move intermediates from Billings to Tacoma
- Potential to expand retail and marketing footprint in eastern Washington and Idaho with a guaranteed supply source from Billings



11
Kauai
Oahu
HI REFINERY
61
Molokai
Maui
6
Hawaii
12
WA REFINERY
Seattle
29
WA
Spokane
Portland
OR
Boise
ID
MT
Billings
MT REFINERY
WY REFINERY
ND
Fargo
SD
Rapid City
WY
NE
Cheyenne
NV
Salt Lake City
UT
Denver
CO
Las Vegas
Refinery
Retail Locations
Trucks
Rail
Barge
Refined Product Inflows / Outflows
Major Mainland Consumption Areas

3

Par Pacific

Par Pacific Financial Impact Pro-Forma Midcycle Earnings Uplift 1 4 1. Midcycle Adjusted EBITDA and Normalized Maintenance & Turnaround Capex based on management estimates and expectations. See appendix for non-GAAP reconciliations. 2. Expected synergies over $30 million. $ millions Par Pacific Midcycle Billings Assets Midcycle Par Pacific Pro-Forma Refining 230 75 305 Logistics 80 35 115 Retail 50 - 50 Corporate & Other (60) - (60) Expected Synergies 2 - 30 30 Adjusted EBITDA $ 300 $ 140 $ 440 Normalized Maintenance & Turnaround Capex 60 35 95 Adjusted EBITDA less Capex $ 240 $ 105 $ 345

Billings Refining Highlights 5 Refining Highlights • 63,000 bpd high-conversion, complex refinery (10.8 Nelson Complexity Index) • Hydrocracking, hydrotreating, coking, and fluidized catalytic cracking (FCC) capacity • Processes low-cost Western Canadian and other regional crude oils, including approximately 49% Western Canadian heavy crude oils • Products include gasoline, diesel, asphalt, VGO and LPG • Ability to increase distillate production up to 31% of total product yield • 65% ownership in adjacent cogeneration facility • Par Pacific is evaluating renewable fuels opportunities to supplement the refinery’s conventional fuel production and leverage the company’s market position in Washington Crude Slate & Product Yield 1 38% Western Canadian Light/Medium & Synthetic 13% Domestic 49% Western Canadian Heavy 16% Asphalt28% Distillate 48% Gasoline 8% Other Products 1. Based on 2020-2021 average crude slate and product yield.

6 Logistics Highlights • Expansive network of crude and product midstream assets • Seven terminal facilities provide advantaged access to key market areas throughout Upper Rockies and Pacific Northwest • 40% ownership in Yellowstone Pipeline, serving attractive clean product markets from Billings, Montana to eastern Washington • Owned and operated 55,000 bpd capacity Silvertip crude oil pipeline and related network allows refinery to access low-cost Canadian and Rocky Mountain crude oil grades • Silvertip pipeline is connected to the Express Pipeline allowing crude supply flexibility and direct access to nearly all western Canadian crude from Hardisty and Edmonton trading hubs • Transaction includes 40,000 bpd of dedicated line space on Express Pipeline Billings Logistics Highlights Logistics Asset Ownership Share Total Capacity (Mbbls) Silvertip Pipeline 100% 55 Mbpd Yellowstone Pipeline 40% 65 Mbpd Billings Tankage 100% 2,848 Bozeman Terminal 100% 89 Helena Terminal 100% 89 Missoula Terminal 50% 368 Thompson Falls Terminal 50% 140 Spokane Terminal 100% 350 Moses Lake Terminal 1 0-100% 171 1. Varying degrees of ownership across six Moses Lake tanks.

Billings Marketing Highlights

Marketing Highlights

- Retail (branded wholesale) and wholesale (unbranded) fuels marketing business
  - Attractive long-term ExxonMobil-branded fuels market arrangement, supplying approximately 300 retail locations
  - 73% of clean product sales supplied to ExxonMobil-branded locations
  - Unbranded fuels sold to regional resellers at terminal rack locations



Exxon

Supplying Approximately 300 ExxonMobil-Branded Retail Locations



Seattle
WA
Spokane
29
MT
ND
Billings
Boise
ID
SD
Rapid City
WY
Cheyenne
Salt Lake City
UT
Par Pacific Existing Retail Locations

7

Par Pacific

Par Pacific Highlights 8 • Improving regional market fundamentals • Benefiting from regional refining closures and improving global mobility trends • Industry-leading distillate production of approximately 50% 1 • Expect 20% system-wide exposure to attractive Western Canadian heavy crude • Logistics assets serve as essential energy infrastructure to fulfill refined product demand • Actively pursuing decarbonization opportunities across Hawaii and mainland refineries Improving Refining & Logistics Position • Strong liquidity position with significant free cash flow generation expected • Expected to be within targeted gross debt level after Billings acquisition completion in 2023 • $1.6 billion in tax attributes enhances cash flow • Improving fundamentals in minority-owned interest in Laramie Energy Financial Profile • Steady earnings from retail segment balances refining cyclicality • Successful rebranding of Northwest retail locations to nomnom brand with four new stores scheduled and expanded food service offerings • Expanding food service offerings provides opportunity for increased margin capture • ExxonMobil wholesale exclusive arrangement with approximately 300 locations Strong Retail Franchise 1. Including LSFO.

9 Appendix

Non-GAAP Financial Measures 10 $ million’s Par Pacific Midcycle Billings Assets Midcycle 2 Par Pacific Pro Forma Net Income $165 $95 $260 Add: Depreciation and amortization expense 100 45 145 Add: Interest Expense 35 - 35 Add: Income Tax Expense - - - Adjusted EBITDA 1,3 $300 $140 $440 1. Midcycle Adjusted EBITDA based on management estimates and expectations. 2. Billings Assets Midcyle Adjusted EBITDA includes $30 million in annual synergies based on management estimates. 3. We believe Adjusted EBITDA is a useful supplemental financial measures that allow investors to assess: (1) The financial performance of our assets without regard to financing methods, capital structure or historical cost basis, (2) The ability of our assets to generate cash to pay interest on our indebtedness, and (3) Our operating performance and return on invested capital as compared to other companies without regard to financing methods and capital structure. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP. Adjusted EBITDA presented by other companies may not be comparable to our presentation as other companies may define these terms differently.